Exhibit 99.1

For Immediate Release Contacts: August 7, 2019	Contacts: Joseph Jaffoni, Jennifer Neuman, Norberto Aja JCIR (212) 835-8500 etm@jcir.com

ENTERCOM COMMUNICATIONS SECOND QUARTER NET REVENUES

INCREASE 2.3% AND OPERATING INCOME INCREASES 135%

ADJUSTED EBITDA INCREASES 7%

Philadelphia, PA—Entercom Communications Corp. (NYSE: ETM) today reported financial results for the quarter ended June 30, 2019.

Second Quarter Highlights

•	Net revenues for the quarter were $380.7 million, up 2.3% compared to $372.1 million in the second quarter of 2018

•

Total operating expense for the quarter was $315.9 million, which included $4.9 million in merger, restructuring and integration costs and $1.9 million in expense related to the Company’s issuance of 6.5% senior secured second-lien notes. This compared to $344.6 million in the second quarter of 2018, which included $10.9 million in merger, restructuring and integration costs and a $29.0 million impairment charge.

•	Operating income for the quarter was $64.8 million, compared to $27.6 million in the second quarter of 2018

•	Net income per diluted share for the quarter was $0.19, compared to $0.01 per diluted share in the second quarter of 2018

•	Adjusted EBITDA for the quarter was $87.6 million, up 7% compared to $82.1 million in the second quarter of 2018

David J. Field, President and Chief Executive Officer, stated: “Second quarter revenues and EBITDA were up 2.3% and 7%, respectively, driven by strong growth in national, network and digital, partially offset by declines in political and events. This morning, we announced the acquisition of Pineapple Street Media, and an agreement in principle to acquire Cadence13, which combined will make Entercom one of the country’s three largest podcast enterprises. We also announced the launch of the RADIO.COM Sports Digital Network, which will debut later this month with a compelling lineup of daily radio shows and weekly podcasts available exclusively on RADIO.COM. These moves highlight a series of strategic investments that are positioning Entercom to capitalize on the exciting growth opportunities in the audio space fueled by rapidly emerging catalysts, including podcasting, smart speakers, audio search, enhanced analytics and attribution.”

Additional Information

Today, the Company announced it has acquired leading podcast creator Pineapple Street Media for $18 million. In addition, the Company announced that it has an agreement in principle with its podcast partner Cadence13 to acquire the remaining shares in Cadence13 that it does not already own.

At the end of April, the Company issued $325 million in 6.5% senior secured second-lien notes due 2027. The Company used the proceeds of the issuance, as well as cash on its balance sheet and borrowings under its revolver, to repay $425 million of its senior secured Term Loan and to pay fees and expenses related to the issuance. In addition, the Company amended the financial covenant in its senior secured credit agreement such that the calculation of Consolidated Net Secured Leverage Ratio only includes first lien secured debt.

During the second quarter, the Company executed a $560 million notional interest rate collar that limits the Company’s exposure to floating interest rate risk. This collar has a one month LIBOR cap of 2.75% and a floor of 0.40% and the notional amount declines over time in line with the Company’s projected debt repayments. As a result of the issuance of the second-lien notes and executing this interest rate collar, only about 24% of the Company’s debt was subject to floating rate risk outside of the collar at the end of the second quarter.

As of June 30, 2019, the Company had outstanding $976 million of senior debt under its credit facilities, $325 million in second-lien notes and $400 million in senior notes (the amounts of senior debt and senior notes both exclude unamortized premium). In addition, the Company had $30 million in cash on hand.

Earnings Conference Call and Company Information

Entercom will hold a conference call and simultaneous webcast regarding the quarterly earnings release on Wednesday August 7, 2019 at 10:00 AM Eastern Time. The public may access the conference call by dialing Toll Free: (888) 889-0278 and Toll: (312) 470-7365, passcode: Entercom (domestic and international callers). Participants may also listen to a live webcast of the call by visiting the “Investor Relations” section of Entercom’s website at www.entercom.com. A replay of the conference call will be available for one week by dialing (800) 925-0258. A webcast replay of the conference call will be available beginning six hours after the call on the Company’s website for a period of two weeks. Additional information is available on the Company’s website at www.entercom.com.

Certain Definitions

All references to per share data, unless stated otherwise, are presented as per diluted share. All references to shares outstanding, unless stated otherwise, are presented to exclude unvested restricted stock units. All references to net debt are outstanding debt net of cash on hand.

Station Expenses consist of station operating expenses excluding non-cash compensation expense.

Corporate Expenses consist of corporate general and administrative expenses excluding non-cash compensation expense.

Station Operating Income consists of operating income (loss) before: depreciation and amortization; time brokerage agreement fees (income); corporate general and administrative expenses; non-cash compensation expense (which is otherwise included in station operating expenses); impairment loss; merger and acquisition costs, other expenses related to the refinancing; non-recurring expenses recognized for restructuring charges or similar costs, including transition and integration costs; and gain or loss on sale or disposition of assets.

Adjusted EBITDA consists of net income (loss) available to common shareholders, adjusted to exclude: income taxes (benefit); income from discontinued operations, net of income taxes or benefit; total other income or expense; net interest expense; depreciation and amortization; time brokerage agreement fees (income); non-cash compensation expense (which is otherwise included in station operating expenses and corporate G&A expenses); other expenses related to the refinancing; impairment loss, merger and acquisition costs, preferred stock dividends; non-recurring expense recognized for restructuring charges or similar costs, including transition and integration costs, loss on early extinguishment of debt, and gain or loss on sale or disposition of assets.

Adjusted Free Cash Flow consists of operating income (loss): (i) plus depreciation and amortization; net (gain) loss on sale or disposal of assets; non-cash compensation expense (which is otherwise included in station operating expenses and corporate general and administrative expenses); impairment loss; merger and acquisition costs; other income and non-recurring expenses recognized for restructuring charges or similar costs, including transition and integration costs; income from discontinued operations (excluding income taxes or tax benefit); and (ii) less net interest expense (excluding amortization of deferred financing costs or debt premium), Adjusted Income Taxes Paid, capital expenditures and amortizable intangibles.

Net Capital Expenditures consists of capital expenditures, including amortizable intangibles, adjusted to subtract reimbursed tenant improvement allowances.

Adjusted Income Taxes Paid consist of income tax paid, adjusted to exclude taxes paid related to the gain/loss on sale or exchange of radio station assets; and taxes paid related to the gain/loss on sale of redundant property.

Adjusted Net Income (Loss) consists of net income (loss) available to common shareholders adjusted to exclude: (i) income taxes (benefit) as reported, including income taxes otherwise included in income from discontinued operations; (ii) gain/loss on sale of assets, derivative instruments and investments; (iii) non-cash compensation expense; (iv) impairment loss; (v) merger and acquisition costs, and non-recurring expenses recognized for restructuring charges or similar costs, including transition and integration costs; (vi) other expenses related to refinancing and (vii) gain/loss on early extinguishment of debt. For purposes of comparability, income taxes are reflected at the expected statutory federal and state income tax rate of 30% without discrete items of tax.

Adjusted Net Income (Loss) Per Share — Diluted includes any dilutive equivalent shares when not anti-dilutive. Convertible Preferred Stock is treated as if it never converted for the purposes of Adjusted Net Income (Loss) Per Share — Diluted.

Non-GAAP Financial Measures

It is important to note that station operating income, station expense, corporate expense, Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income (Loss) Per Share — Diluted, Adjusted Free Cash Flow, Net Capital Expenditures and Adjusted Income Taxes Paid are not measures of performance or liquidity calculated in accordance with generally accepted accounting principles (“GAAP”). Management believes that these measures are useful as a way to evaluate the Company and the means for management to evaluate our radio stations’ performance and operations. Management believes that these measures are useful to an investor in evaluating our performance because they are widely used in the broadcast industry as a measure of a radio company’s operating performance.

Certain adjusted non-GAAP financial measures are presented in this release (e.g., Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Share — Diluted). The adjustments exclude gain/loss on sale of assets, derivative instruments, and investments; non-cash compensation expense, other income, impairment loss, merger and acquisition costs, other expenses related to the refinancing, and gain/loss on early extinguishment of debt and non-recurring expenses recognized for restructuring charges or similar costs, including transition and integration costs. For purposes of comparability, income taxes are reflected at the expected federal and state income tax rate of 30%, without adjustment for discrete tax adjustments.

Management believes these adjusted non-GAAP measures provide useful information to Management and investors by excluding certain income, expenses and gains and losses that may not be indicative of the Company’s core operating and financial results. Similarly, Management believes these adjusted measures are a useful performance measure because certain items included in the calculation of net income (loss) may either mask or exaggerate trends in the Company’s ongoing operating performance. Further, the reconciliations corresponding to these adjusted measures, by identifying the individual adjustments, provide a useful mechanism for investors to consider these adjusted measures with some or all of the identified adjustments.

Management uses these non-GAAP financial measures on an ongoing basis to help track and assess the Company’s financial performance. You, however, should not consider non-GAAP measures in isolation or as substitutes for net income (loss), operating income, or any other measure for determining our operating performance that is calculated in accordance with generally accepted accounting principles. These non-GAAP measures are not necessarily comparable to similarly titled measures employed by other companies. The accompanying financial tables provide reconciliations to the nearest GAAP measure of all non-GAAP measures provided in this release.

Note Regarding Forward-Looking Statements

The information in this news release is being widely disseminated in accordance with the Securities and Exchange Commission’s Regulation FD.

This news announcement contains certain forward-looking statements that are based upon current expectations and certain unaudited information that is presented for illustrative purposes only and involves certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Additional information and key risks are described in the Company’s filings on Forms S-4, 8-K, 10-Q and 10-K with the Securities and Exchange Commission. Readers should note that these statements might be impacted by several factors including changes in the economic and regulatory climate and the business of radio broadcasting, in general. The unaudited pro forma information and same station operating data reflect adjustments and are presented for comparative purposes only and do not purport to be indicative of what has occurred or indicative of future operating results or financial position. Accordingly, the Company’s actual performance may differ materially from those stated or implied herein. The Company assumes no obligation to publicly update or revise any unaudited pro forma or forward-looking statements.

About Entercom Communications Corp.

Entercom Communications Corp. (NYSE: ETM) is a leading American media and entertainment company reaching and engaging over 170 million people monthly through its premier collection of highly rated, award winning radio stations, digital platforms and live events. As one of the country’s two largest radio broadcasters, Entercom offers integrated marketing solutions and delivers the power of local connection on a national scale with coverage of close to 90% of persons 12+ in the top 50 markets. Entercom is the #1 creator of live, original, local audio content and the nation’s unrivaled leader in news and sports radio. Learn more about Philadelphia-based Entercom at www.entercom.com, Facebook and Twitter (@Entercom).For further information, or to receive future Entercom Communications news announcements via e-mail, please contact JCIR at 212/835-8500 or etm@jcir.com.

ENTERCOM COMMUNICATIONS CORP.

FINANCIAL DATA

(amounts in thousands, except per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
STATEMENTS OF OPERATIONS

Net Revenues	$380,665	$372,124	$689,670	$672,684

Station Expenses	277,927	274,159	525,497	527,920
Station Expense—Non-Cash Compensation	1,243	1,680	2,658	3,643
Corporate Expenses	15,185	16,982	33,963	33,691
Corporate Expenses—Non-Cash Compensation	2,130	2,050	4,287	4,010
Depreciation And Amortization	10,964	10,666	22,069	19,137
Time Brokerage Agreement Expense (Income)	53	(666)	93	(1,092)
Merger And Acquisition Costs	33	687	42	2,071
Impairment Loss	—	28,988	—	28,988
Restructuring Charges	3,362	686	4,376	2,167
Integration Costs	1,456	9,494	2,591	19,223
Other Expenses Related To Refinancing	1,864	—	1,864	—
Net (Gain) Loss On Sale Or Disposition of Assets	1,686	(154)	(2,914)	(315)

Total Operating Expenses	315,903	344,572	594,526	639,443

Operating Income	64,762	27,552	95,144	33,241

Net Interest Expense	24,944	25,706	50,164	49,110
Loss On Early Extinguishment Of Debt	1,781	—	1,781	—

Income (Loss) Before Income Taxes	38,037	1,846	43,199	(15,869)
Income Taxes (Benefit)	12,045	249	14,083	(3,260)

Net Income (Loss) Available To The Company—Continuing Operations	25,992	1,597	29,116	(12,609)
Income From Discontinued Operations, Net Of Income Taxes	—	844	—	1,172

Net Income (Loss) Available To Common Shareholders	$25,992	$2,441	$29,116	$(11,437)

Net Income (Loss) From Continuing Operations Available To Common Shareholders—Basic	$0.19	$0.01	$0.21	$(0.09)

Net Income (Loss) From Continuing Operations Available To Common Shareholders—Diluted	$0.19	$0.01	$0.21	$(0.09)

Dividends Declared And Paid Per Common Share	$0.09	$0.09	$0.18	$0.18

Weighted Common Shares Outstanding—Basic	138,760	138,639	138,685	138,962

Weighted Common Shares Outstanding—Diluted	139,074	139,263	139,222	138,962

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Net Capital Expenditures	$16,900	$10,950	$37,410	$17,941
Adjusted Income Taxes Paid	$7,764	$18,142	$8,461	$18,187
Cash Dividends On Common Stock Declared And Paid	$12,487	$12,475	$24,917	$24,916

SELECTED BALANCE SHEET DATA
	June 30, 2019	December 31, 2018
Cash and Cash Equivalents	$30,331	$122,893
Restricted Cash	$—	$69,365
Senior Debt—Term B-1 Loan (Includes Current Portion)	$866,700	$1,291,700
Senior Debt—Revolver (Includes Current Portion)	$109,000	$180,000
Senior Secured Notes	$325,000	$—
Senior Notes	$400,000	$400,000
Total Shareholders’ Equity	$1,347,641	$1,334,260

OTHER FINANCIAL DATA
	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Reconciliation Of GAAP Operating Income To Station Operating Income
Operating Income	$64,762	$27,552	$95,144	$33,241
Corporate Expenses	15,185	16,982	33,963	33,691
Corporate Expenses—Non-Cash Compensation	2,130	2,050	4,287	4,010
Station Expenses—Non-Cash Compensation	1,243	1,680	2,658	3,643
Depreciation And Amortization	10,964	10,666	22,069	19,137
Merger And Acquisition Costs	33	687	42	2,071
Restructuring Charges	3,362	686	4,376	2,167
Impairment Loss	—	28,988	—	28,988
Integration Costs	1,456	9,494	2,591	19,223
Other Expenses Related To Refinancing	1,864	—	1,864	—
Net Time Brokerage Agreement Expense (Income)	53	(666)	93	(1,092)
Net Gain (Loss) On Sale Or Disposition of Assets	1,686	(154)	(2,914)	(315)

Station Operating Income	$102,738	$97,965	$164,173	$144,764

Reconciliation Of GAAP Net Income (Loss) Available To Common Shareholders To Adjusted EBITDA
Net (Income) Loss Available To Common Shareholders	$25,992	$2,441	$29,116	$(11,437)
Income Taxes (Benefit)	12,045	249	14,083	(3,260)
Income From Discontinued Operations, Net Of Income Taxes	—	(844)	—	(1,172)
Net Interest Expense	24,944	25,706	50,164	49,110
Corporate Expenses—Non-Cash Compensation	2,130	2,050	4,287	4,010
Station Expenses—Non-Cash Compensation	1,243	1,680	2,658	3,643
Depreciation And Amortization	10,964	10,666	22,069	19,137
Time Brokerage Agreement Expense (Income)	53	(666)	93	(1,092)
Merger And Acquisition Costs	33	687	42	2,071
Restructuring Charges	3,362	686	4,376	2,167
Integration Costs	1,456	9,494	2,591	19,223
Transition Costs And Non-Recurring Expenses Otherwise Included In Corporate Expenses	—	1,100	—	1,100
Impairment Loss	—	28,988	—	28,988
Other Expenses Related To Refinancing	1,864	—	1,864	—
Loss On Early Extinguishment Of Debt	1,781	—	1,781	—
Net Gain (Loss) On Sale Or Disposition of Assets	1,686	(154)	(2,914)	(315)

Adjusted EBITDA	$87,553	$82,083	$130,210	$112,173

Reconciliation Of GAAP Net Income (Loss) Available To Common Shareholders To Adjusted Free Cash Flow
Net Income (Loss) Available To Common Shareholders	$25,992	$2,441	$29,116	$(11,437)
Depreciation And Amortization	10,964	10,666	22,069	19,137
Deferred Financing Costs Included In Interest Expense	671	796	1,472	1,591
Amortization Debt Premium Included In Interest Expense	(855)	(716)	(1,570)	(1,432)
Non-Cash Compensation Expense	3,373	3,730	6,945	7,653
Merger And Acquisition Costs	33	688	42	2,071
Integration Costs	1,456	9,494	2,591	19,223
Restructuring Charges	3,362	686	4,376	2,167

Transition Costs And Non-Recurring Expenses Otherwise Included In Corporate Expenses	—	1,100	—	1,100
Impairment Loss	—	28,988	—	28,988
Net (Gain) Loss On Sale Or Disposition of Assets	1,686	(154)	(2,914)	(315)
Other Expenses Related To Refinancing	1,864	—	1,864	—
Loss On Early Extinguishment Of Debt	1,781	—	1,781	—
Income Taxes (Benefit)	12,045	249	14,083	(3,260)
Income Taxes Otherwise Included In Income From Discontinued Operations	—	337	—	423
Net Capital Expenditures	(16,900)	(10,950)	(37,410)	(17,941)
Adjusted Income Taxes Paid	(7,764)	(18,142)	(8,461)	(18,187)

Adjusted Free Cash Flow	$37,708	$29,213	$33,984	$29,781

Reconciliation Of Capital Expenditures, Including Amortizable Intangibles, To Net Capital Expenditures
Capital Expenditures, Including Amortizable Intangibles	$(20,203)	$(11,995)	$(40,713)	$(18,986)
Reimbursed Tenant Improvement Allowances	3,303	1,045	3,303	1,045

Net Capital Expenditures	$(16,900)	$(10,950)	$(37,410)	$(17,941)

Reconciliation Of Income Taxes Paid To Adjusted Income Taxes Paid
Income Taxes Paid	$(12,756)	$(18,791)	$(14,546)	$(18,836)
Income Taxes Paid Related to Gain/Loss On Sale Or Exchange Of Radio Station Assets	—	649	894	649
Income Taxes Paid Related to Gain/Loss On Sale Of Redundant Properties	4,992	—	5,191	—

Adjusted Income Taxes Paid	$(7,764)	$(18,142)	$(8,461)	$(18,187)

Reconciliation Of GAAP Net Income (Loss) Available To Common Shareholders To Adjusted Net Income
Net Income (Loss) Available To Common Shareholders	$25,992	$2,441	$29,116	$(11,437)
Income Taxes (Benefit)	12,045	249	14,083	(3,260)
Income Taxes Otherwise Included In Income From Discontinued Operations	—	336	—	423
Merger And Acquisition Costs	33	687	42	2,071
Transition Costs And Non-Recurring Expenses Otherwise Included In Corporate Expenses	—	1,100	—	1,100
Other Expenses Related To Refinancing	1,864	—	1,864	—
Impairment Loss	—	28,988	—	28,988
Integration Costs	1,456	9,494	2,591	19,223
Restructuring Charges	3,362	686	4,376	2,167
Loss On Early Extinguishment Of Debt	1,781	—	1,781	—
Net (Gain) Loss On Sale Or Disposition of Assets	1,686	(154)	(2,914)	(315)
Non-Cash Compensation Expense	3,373	3,730	6,945	7,653

Adjusted Income Before Income Taxes	51,592	47,557	57,884	46,613
Income Taxes	15,478	14,267	17,365	13,984

Adjusted Net Income	$36,114	$33,290	$40,519	$32,629

Weighted Average Diluted Shares Outstanding For Purposes Of Computing Adjusted Net Income Per Share—Diluted
Weighted Common Shares Outstanding—Diluted As Reported	139,074	139,263	139,222	138,962
Diluted Shares Excluded When Reporting A Net Loss	—	—	—	1,059

	139,074	139,263	139,222	140,021

Adjusted Net Income (Loss) Per Share—Diluted	$0.26	$0.24	$0.29	$0.23